EXHIBIT 99.1

                          AGREEMENT AND PLAN OF MERGER

                                  by and among

                              EPHONE TELECOM, INC.,

                             CHAMPION TELEPORT, INC.

                                       and

                               EPHONE MERGER CORP.

                           DATED AS OF AUGUST 5, 2003

                                TABLE OF CONTENTS

ARTICLE I - THE MERGER

Section 1.01     The Merger
Section 1.02     Closing

Section 1.03     Merger; Effective Time
Section 1.04     Effect of the Merger

Section 1.05     Certificate of Incorporation and Bylaws; Directors and Officers
Section 1.06     Further Actions
Section 1.07     Restrictions on Resale
Section 1.08     Exchange of Certificates

ARTICLE II - REPRESENTATIONS AND WARRANTIES OF EPHONE

Section 2.01     Organization, Standing and Power
Section 2.02     Capitalization
Section 2.03     Authority for Agreement.
Section 2.04     Issuance of ePhone Shares
Section 2.05     SEC Reports; Financial Statements
Section 2.06     Governmental Consent
Section 2.07     Litigation
Section 2.08     Interested Party Transactions
Section 2.09     Compliance with Applicable Laws
Section 2.10     No Undisclosed Liabilities
Section 2.11     Tax Returns and Payment
Section 2.12     Tax-Free Reorganization
Section 2.13     Full Disclosure

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF CHAMPION.

Section 3.01     Organization, Standing and Power
Section 3.02     Capitalization
Section 3.03     Authority for Agreement
Section 3.04     Subsidiaries
Section 3.05     Lifetime Agreements
Section 3.06     No Undisclosed Liabilities
Section 3.07     Finders' Fees

ARTICLE IV - CERTAIN COVENANTS AND AGREEMENTS

Section 4.01     Covenants of Champion
Section 4.02     Covenants of ePhone
Section 4.03     Covenants of the Parties

ARTICLE V - CONDITIONS PRECEDENT

Section 5.01     Conditions Precedent to the Parties' Obligations
Section 5.02     Conditions Precedent to the Obligations of ePhone..
Section 5.03     Conditions Precedent to the Obligations of Champion.

ARTICLE VI - TERMINATION, AMENDMENT AND WAIVER

Section 6.01     Termination
Section 6.02     Effect of Termination

ARTICLE VII - CONFIDENTIALITY

Section 7.01     Confidentiality

ARTICLE VIII - INDEMNIFICATION

Section 8.01     Indemnification by ePhone
Section 8.02     Indemnification by Champion
Section 8.03     Indemnification of Exchange Agent
Section 8.04     Survival of Indemnification

ARTICLE IX - MISCELLANEOUS

Section 9.01     Non-survival of Representations and Warranties
Section 9.02     Expenses
Section 9.03     Applicable Law
Section 9.04     Notices
Section 9.05     Entire Agreement
Section 9.06     Assignment
Section 9.07     Headings; References
Section 9.08     Counterparts
Section 9.09     No Third Party Beneficiaries
Section 9.10     Severability; Enforcement
Section 9.11     Rules of Construction
Section 9.12     Exhibits
Section 9.13     Interpretation

List of Schedules

         EXHIBITS

         Certificate of Merger      A

AGREEMENT AND PLAN OF MERGER

         AGREEMENT AND PLAN OF MERGER dated as of August 5, 2003 (the "Agreement") by and among ePhone Telecom, Inc., a corporation formed under the laws of the State of Florida ("ePhone"), Champion Teleport, Inc., a corporation formed under the laws of the State of Delaware ("Champion") and ePhone Merger Corp., a corporation newly formed under the laws of the State of Delaware and a wholly owned and operated subsidiary of ePhone ("Merger Sub"). ePhone, Champion and Merger Sub are referred to herein individually as a "Party" and collectively as the "Parties."

                                    PREAMBLE

         WHEREAS, ePhone, Champion and Merger Sub have determined that a business combination between the Parties is advisable and in the best interests of their respective companies and stockholders, and presents an opportunity for their respective companies to achieve long-term strategic and financial benefits;

         WHEREAS, ePhone has proposed to acquire Champion pursuant to a merger transaction whereby, pursuant to the terms and subject to the conditions of this Agreement and in accordance with the GCL (as hereinafter defined), Champion shall become a wholly owned subsidiary of ePhone (the "Merger") through the merger of Merger Sub with and into Champion;

         WHEREAS, pursuant to the Merger all issued and outstanding shares of capital stock of Champion (the "Champion Shares") held by the stockholders of Champion (the "Champion Stockholders") shall be cancelled and converted into the right to receive that number of shares of the common stock of ePhone (the "Merger Shares") par value $.001 per share (the "Shares"), equal (after ePhone authorizes an additional 450,000,000 Shares pursuant to an annual or special shareholder meeting for the specific purpose of amending ePhone's certificate of incorporation to increase the number of authorized shares to 600,000,000 and issues Shares to Champion Stockholders pursuant to Section 4.02(iii) hereof) to a minimum of 80.8% of the issued and outstanding shares of ePhone on a fully diluted basis;

         WHEREAS, the obligation of the Parties to effect the Merger is subject to the conditions set forth in Article V hereof;

         WHEREAS, the Parties intend that the Merger qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the parties intend this Agreement to qualify as a "plan of reorganization" within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3(a).

         WHEREAS, ePhone, Champion and Merger Sub are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act").

         NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, the Parties hereto, intending to be legally bound, hereby agree as follows:

CERTAIN DEFINITIONS

         As used in this Agreement, the following terms shall have the meanings set forth below:

"Applicable Law" means any domestic or foreign law, statute, regulation, rule, policy, guideline or ordinance applicable to the businesses of the Parties, the Merger and/or the Parties.

"Dollar" and "$" means lawful money of the United States of America.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"GAAP" means generally accepted accounting principles in the United States of America as promulgated by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board or any successor Institutes concerning the treatment of any accounting matter.

"GCL" means the General Corporation Law of the State of Delaware.

"Knowledge" means the knowledge after reasonable inquiry.

"Lien" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset.

"Material Adverse Effect" with respect to any entity or group of entities means any event, change or effect that has or would have a materially adverse effect on the financial condition, business or results of operations of such entity or group of entities, taken as a whole.

"Person" means any individual, corporation, partnership, trust or unincorporated organization or a government or any agency or political subdivision thereof.

"Surviving Entity" shall mean Champion as the surviving entity in the Merger as provided in Section 1.03.

"Tax" (and, with correlative meaning, "Taxes" and "Taxable") means:

         (i) any income, alternative or add-on minimum tax, gross receipts tax, sales tax, use tax, ad valorem tax, transfer tax, franchise tax, profits tax, license tax, withholding tax, payroll tax, employment tax, excise tax, severance tax, stamp tax, occupation tax, property tax, environmental or windfall profit tax, custom, duty or other tax, impost, levy, governmental fee or other like assessment or charge of any kind whatsoever together with any interest or any penalty, addition to tax or additional amount imposed with respect thereto by any governmental or Tax authority responsible for the imposition of any such tax (domestic or foreign), and

         (ii) any liability for the payment of any amounts of the type described in clause (i) above as a result of being a member of an affiliated, consolidated, combined or unitary group for any Taxable period, and

         (iii) any liability for the payment of any amounts of the type described in clauses (i) or (ii) above as a result of any express or implied obligation to indemnify any other person.

"Tax Return" means any return, declaration, form, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

                                    ARTICLE I
                                   THE MERGER

SECTION 1.01 THE MERGER.

         Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the GCL, at the Effective Time (as defined herein), all Champion Shares shall be converted into the right to receive the Merger Shares. In connection therewith, the following terms shall apply:

         (i) Exchange Agent. ePhone's corporate counsel, Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, shall act as the exchange agent (the "Exchange Agent") for the purpose of exchanging Champion Shares for the Merger Shares. At or prior to the Closing (as hereinafter defined), ePhone shall deliver to the Exchange Agent the Merger Shares.

         (ii) Conversion of Securities.

                  (a) Conversion of Champion Shares. At the Effective Time, by virtue of the Merger and without any action on the part of ePhone, Merger Sub, Champion or the holders of any of their respective securities:

                           (x) Each Champion Share issued and outstanding
immediately prior to the Effective Time (other than the shares to be cancelled in accordance with Section 1.01 (ii)(a)(z)), including any rights with respect thereto, shall be converted into and represent the right to receive, and shall be exchangeable for that number of shares (the "Merger Shares") equal (after ePhone authorizes an additional 450,000,000 Shares pursuant to an annual or special shareholder meeting for the specific purpose of amending ePhone's certificate of incorporation to increase the number of authorized shares to 600,000,000 and issues Shares to Champion Stockholders pursuant to Section 4.02(iii) hereof) to a minimum of 80.8% of the issued and outstanding shares of ePhone on a fully diluted basis (the "Conversion Rate").

                           (y) All Champion Shares shall no longer be
outstanding and shall automatically be canceled and retired

and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the Merger Shares to be issued pursuant to this Section 1.01(ii) (a) (fractional shares may be issued to the hundredth decimal point) upon the surrender of such certificate in accordance with Section 1.08, without interest.

                           (z) Each Champion Share that immediately prior to the
Effective Time is held by Champion as a treasury

share shall be cancelled and retired without payment of any consideration therefor and without any conversion thereof into a right to receive the Merger Shares.

                  (b) Conversion of Merger Sub Stock. At the Effective Time, by virtue of the Merger and without any action on the part of ePhone, Merger Sub, Champion or the holders of any of their respective securities, each share of capital stock of Merger Sub outstanding immediately prior to the Effective Time shall be converted into one share of the common stock of the Surviving Entity and the share of common stock of the Surviving Entity so issued in such conversion shall constitute the only outstanding share of capital stock of the Surviving Entity and the Surviving Entity shall be a wholly owned subsidiary of ePhone.

         (iii) Exemption from Registration. The Parties intend that the Merger Shares to be conveyed by ePhone to the Champion Stockholders shall be exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act to Champion Stockholders and the rules and regulations promulgated thereunder.

SECTION 1.02 CLOSING.

         The closing of the Merger (the "Closing") will take place at the offices of Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, counsel to ePhone ("GSK"), at 101 East 52nd Street, New York, New York 10022, within one (1) business day following the satisfaction or waiver of the conditions precedent set forth in Article V or at such other date as ePhone and Champion shall agree (the "Closing Date").

SECTION 1.03 MERGER; EFFECTIVE TIME.

         At the Effective Time and subject to and upon the terms and conditions of this Agreement, Merger Sub shall, and ePhone shall cause Merger Sub to, merge with and into Champion in accordance with the provisions of the GCL, the separate corporate existence of Merger Sub shall cease and Champion shall continue as the Surviving Entity. The Effective Time shall occur upon the filing with the Secretary of State of the State of Delaware of a Certificate of Merger (the "Certificate of Merger") substantially in the form of Exhibit A and executed in accordance with the applicable provisions of the GCL, or at such later time as may be agreed to by ePhone and Champion and specified in the Certificate of Merger subject to the satisfaction or waiver of each of the conditions set forth in Article V (the "Effective Time"). The date on which the Effective Time occurs is referred to as the "Effective Date." Provided that this Agreement has not been terminated pursuant to Article VI, the Parties will cause the Certificate of Merger to be filed as soon as practicable after the Closing.

SECTION 1.04      EFFECT OF THE MERGER.

         The Merger shall have the effect set forth in Sections 259 and 261 of the GCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchises of Champion and Merger Sub shall vest in the Surviving Entity, and all debts, liabilities and duties of Champion and Merger Sub shall become the debts, liabilities and duties of the Surviving Entity. Each of ePhone and Champion have separate tax years and each of ePhone and Champion consent to the closing of the tax year for Champion as of August 4, 2003. Each of the parties agree that Mr. Mahmoud Wahba shall be designated as the party responsible to make all filings necessary to report the closing of Champion's tax year with the Internal Revenue Service, including the execution of necessary documents or agreements before and after closing. Each of the parties will fully cooperate with Mr. Wahba with regard to such filings and documents or agreements.

SECTION 1.05 CERTIFICATE OF INCORPORATION AND BYLAWS; DIRECTORS AND OFFICERS.

Pursuant to the Merger:

         (i) The Certificate of Incorporation and Bylaws of ePhone as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation and Bylaws of ePhone following the Merger.

         (ii) The directors of ePhone subsequent to the Merger shall be the current members of ePhone's Board of Directors, until the earlier of their death, resignation or removal or until their respective successors are duly appointed and qualified pursuant to Section 4.02 (ii) hereof. The officers of ePhone subsequent to the Merger shall be the current officers of ePhone, as well as Mahmoud Wahba, President, James Wahba Executive Vice President and John Wahba,Executive Vice President.

SECTION 1.06  FURTHER ACTIONS.

         If, at any time after the Effective Time, the Surviving Entity considers or is advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm (of record or otherwise) in the Surviving Entity its right, title or interest in, to or under any of the rights, properties, or assets of either Champion or Merger Sub, or otherwise to carry out the intent and purposes of this Agreement, the officers and directors of the Surviving Entity will be authorized to execute and deliver, in the name and on behalf of each of Champion and Merger Sub, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of Champion and Merger Sub, all such other actions and things as the Board of Directors of the Surviving Entity may determine to be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Entity or otherwise to carry out the intent and purposes of this Agreement.

SECTION 1.07      RESTRICTIONS ON RESALE

         (i) The Merger Shares. The Merger Shares will not be registered under the Securities Act, or the securities laws of any state, and cannot be transferred, hypothecated, sold or otherwise disposed of until; (i) a registration statement with respect to such securities is declared effective under the Securities Act, or (ii) ePhone receives an opinion of counsel for the stockholder, reasonably satisfactory to counsel for ePhone, that an exemption from the registration requirements of the Securities Act is available.

         The certificates representing the number of Merger Shares for which the Champion Shares shall have been issued pursuant to this Agreement shall contain a legend substantially as follows:

         "THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR EPHONE TELECOM, INC. RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO COUNSEL FOR EPHONE TELECOM, INC. THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE."

SECTION 1.08      EXCHANGE OF CERTIFICATES.

         (i) EXCHANGE OF CERTIFICATES. After the Effective Time and pursuant to a customary letter of transmittal or other instructional form provided by the Exchange Agent to the Champion Stockholders, the Champion Stockholders shall be required to surrender all their Champion Shares to the Exchange Agent, and the Champion Stockholders shall be entitled upon such surrender to receive in exchange therefor certificates representing the proportionate number of Merger Shares into which the Champion Shares theretofore represented by the stock transfer forms so surrendered shall have been exchanged pursuant to this Agreement. Until so surrendered, each outstanding certificate which, prior to the Effective Time, represented Champion Shares shall be deemed for all corporate purpose, subject to the further provisions of this Article I, to evidence the ownership of the number of whole Merger Shares for which such Champion Shares have been so exchanged. No dividend payable to holders of Merger Shares of record as of any date subsequent to the Effective Time shall be paid to the owner of any certificate which, prior to the Effective Time, represented Champion Shares, until such certificate or certificates representing all the relevant Champion Shares, together with a stock transfer form, are surrendered as provided in this Article I or pursuant to letters of transmittal or other instructions with respect to lost certificates provided by the Exchange Agent.

         (ii) FULL SATISFACTION OF RIGHTS. All Merger Shares for which the Champion Shares shall have been exchanged pursuant to this Article I shall be deemed to have been issued in full satisfaction of all rights pertaining to the Champion Shares.

         (iii) EXCHANGE OF CERTIFICATES. All certificates representing Champion Shares converted into the right to receive Merger Shares pursuant to this
Article I shall be furnished to ePhone subsequent to delivery thereof to the Exchange Agent pursuant to this Agreement.

         (iv) CLOSING OF TRANSFER BOOKS. On the Effective Date, the stock transfer book of Champion shall be deemed to be closed and no transfer of Champion Shares shall thereafter be recorded thereon.

                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF EPHONE

         Except as set forth in the schedules to this Agreement, disclosure in any one of which shall apply to any and all representations and warranties made in this Agreement, and except as otherwise disclosed in writing to Champion, EPhone hereby represents and warrants to Champion, as of the date of this Agreement and as of the Effective Time, as follows:

SECTION 2.01  ORGANIZATION, STANDING AND POWER.

         ePhone is a company duly incorporated, validly existing and in good standing under the laws of the State of Florida and has corporate power and authority to conduct its business as presently conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. ePhone is duly qualified to do business as a foreign corporation doing business in each state in which it owns or leases real property and where the failure to be so qualified and in good standing would not have a Material Adverse Effect on ePhone or its business. ePhone does not have an ownership interest in any corporation, partnership (general or limited), limited liability company or other entity, whether foreign or domestic (collectively such ownership interests including capital stock).

SECTION 2.02  CAPITALIZATION.

         There are 150,000,000 shares of capital stock of ePhone authorized, consisting of 150,000,000 shares of common stock, $0.001 par value per share and zero shares of preferred stock. As of the date of this Agreement, there were 40,476,298 shares of common stock issued and outstanding.

Except as disclosed on Schedule 2.02(a) hereto, no Shares have been reserved for issuance to any Person, and there are no other outstanding rights, warrants, options or agreements for the purchase of Shares except as provided in this Agreement. Except as disclosed on Schedule 2.02(b) hereto, no Person is entitled to any rights with respect to the issuance or transfer of the Merger Shares. All outstanding Shares are validly issued, fully paid, non-assessable, not subject to pre-emptive rights and have been issued in compliance with all state and federal securities laws or other Applicable Law.

SECTION 2.03  AUTHORITY FOR AGREEMENT.

         The execution, delivery, and performance of this Agreement by ePhone has been duly authorized by all necessary corporate action, and this Agreement, upon its execution by the Parties, will constitute the valid and binding obligation of ePhone enforceable against it in accordance with and subject to its terms, except as enforceability may be affected by bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors' rights. Except as set forth above or in Schedule 2.03 attached hereto, the execution and consummation of the transactions contemplated by this Agreement and compliance with its provisions by ePhone will not violate any provision of Applicable Law and will not conflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, ePhone's Certificate of Incorporation or Bylaws, as the case may be and in each case as amended, or, in any material respect, any indenture, lease, loan agreement or other agreement or instrument to which ePhone is a party or by which it or any of its properties are bound, or any decree, judgment, order, statute, rule or regulation applicable to ePhone except to the extent that any breach or violation of any of the foregoing would not constitute or result in a Material Adverse Effect on ePhone taken as a whole.

SECTION 2.04      ISSUANCE OF EPHONE SHARES

         The Merger Shares issuable to the Champion Stockholders as the holders of the Champion Shares will when issued pursuant to this Agreement be duly and validly authorized and issued, fully paid and non-assessable.

SECTION 2.05      SEC REPORTS; FINANCIAL STATEMENTS.

         (i) ePhone has made available to Champion (through reference to documents filed with the Securities Exchange Commission ("SEC") by its Electronic Data Gathering Analysis and Retrieval System ("EDGAR") or otherwise) a correct and complete copy of each report, schedule and registration statement filed by ePhone with the SEC since its inception (the "SEC Reports"), which are all the forms, reports and documents (other than preliminary material) required to be filed by ePhone with the SEC since inception. With the exception of any Forms 3, 4 and 5 and any Schedule 13D filed by ePhone on behalf of the ePhone Stockholders, the SEC Reports (a) were prepared in compliance with the requirements of the Securities Act or the Exchange Act, as the case may be, and
(b) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (ii) Each set of consolidated financial statements (including, in each case, any related notes thereto) contained in the SEC Reports was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and except that unaudited statements do not contain footnotes in substance or form required by GAAP, as is permitted by the Exchange Act). Such financial statements fairly present, or will fairly present, the consolidated financial position of ePhone as at the dates thereof and the consolidated results of their operations and their consolidated cash flows for the periods then ended, subject, in the case of unaudited interim financial statements, to normal, recurring year-end audit adjustments.

         (iii) To the Knowledge of ePhone, except as disclosed in the consolidated financial statements contained in the SEC Reports or on Schedule
2.05 hereof, there has been no material change in the financial condition, operations or business of ePhone since March 31, 2003.

         (iv) The financial statements of ePhone for the fiscal year ended December 31, 2002 as filed with the SEC on Form 10-KSB and the financial statements of ePhone for the quarter ended March 31, 2003 as filed with the SEC on Form 10-QSB (collectively, the "EPhone Financial Statements") and included among the SEC Reports are attached hereto as Exhibit B.

         (v) Except as otherwise disclosed in the consolidated financial statements contained in the SEC Reports, ePhone does not have any material liabilities.

SECTION 2.06  ABSENCE OF CERTAIN CHANGES OR EVENTS.  Except as set forth on
Schedule 2.06, since March 31, 2003:

         (a) there has not been (i) any material adverse change in the business, operations, properties, assets, or condition of ePhone or (ii) any damage, destruction, or loss to ePhone (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of ePhone;

         (b) ePhone has not (i) amended its articles of organization or operating agreement; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any outstanding Capital Stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of ePhone; (iv) made any material change in its method of management, operation, or accounting;
(v) entered into any other material transaction; (vi) made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or any of its employees whose monthly compensation exceeds $5,000; or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

         (c) ePhone has not (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business;
(ii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent ePhone balance sheet, and current liabilities incurred since that date in the ordinary course of business; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $50,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than $50,000); (iv) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of ePhone; or (v) issued, delivered, or agreed to issue or deliver any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and

         (d) to the best knowledge of ePhone, ePhone has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets, or condition of ePhone.

SECTION 2.07 INVENTORY

         Except as set forth on Schedule 2.07 attached hereto, (a) all material items of ePhone's inventory have been acquired in the ordinary and usual course of business; (b) all material items of ePhone's inventory are of a quality and quantity usable in the ordinary and usual course of business; and (c) the quantities of each type of ePhone's inventory are not materially excessive, but are reasonable, adequate and appropriate.

SECTION 2.08 ASSETS; ENCUMBRANCES

         Except as set forth on Schedule 2.08(a), ePhone has good and valid title to all of its assets. ePhone's assets comprise all of the business, properties, assets (however, employees, to the extent that they could be considered assets, are not included as assets in this Section) and goodwill employed by ePhone and its affiliates in connection with its business.

         Except as set forth on Schedule 2.08(b), all assets (excluding assets that are described in Section 2.08 as leased assets or assets owned by third parties) are owned by ePhone free and clear of all title defects or objections, liens, claims, charges, rights of others, security interests or other encumbrances of any nature whatsoever, including without limitation, any leases, escrows, options, security or other deposits, rights of redemption, chattel mortgages, conditional sales contracts, liens, collateral security arrangements and other title or interest retention arrangements, except for liens for current taxes not yet due.

SECTION 2.09  TITLE AND RELATED MATTERS.

         ePhone has good and marketable title to all of its properties, inventory, interests in properties, and assets, real and personal, which are reflected in the most recent balance sheet on Form 10-QSB or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business). ePhone owns, free and clear of any liens, mortgages, security interests, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever ("Liens"), any and all of its assets. ePhone has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, tradenames, or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would have a materially adverse effect on the business, operations, financial condition, income, or business prospects of ePhone or any portion of its properties, assets, or rights.

SECTION 2.10  INTELLECTUAL PROPERTY AND INTANGIBLE ASSETS.

         Except as set forth on schedule 2.10, to the knowledge of ePhone, ePhone has full legal right, title and interest in and to all of the intellectual property utilized in the operation of its business. No rights of any other person are violated by the use by ePhone of the intellectual property. None of the intellectual property has ever been declared invalid or unenforceable, or is the subject of any pending or, to the knowledge of ePhone, threatened action for opposition, cancellation, declaration, infringement, or invalidity, unenforceability or misappropriation or like claim, action or proceeding.

SECTION 2.11  GOVERNMENTAL CONSENT

         No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or other foreign governmental authority, instrumentality, agency or commission or any third party, including a party to any agreement with ePhone, is required by or with respect to ePhone in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under (i) applicable securities laws, (ii) the GCL, or (iii) the Florida Business Corporation Act.

SECTION 2.12      LITIGATION

         Except as disclosed on Schedule 2.12 hereof, there is no action, suit, investigation, audit or proceeding pending against, or to the best knowledge of ePhone threatened against or affecting, ePhone or any of its assets or properties before any court or arbitrator or any governmental body, agency or official.

SECTION 2.13      INTERESTED PARTY TRANSACTIONS

         Except as set forth in Schedule 2.13 (a) attached hereto, ePhone is not indebted to any officer or director of ePhone (except for compensation and reimbursement of expenses incurred in the ordinary course of business), and no such person is indebted to ePhone, except as disclosed on Schedule 2.13 (b) hereof or in the SEC Reports.

SECTION 2.14  COMPLIANCE WITH APPLICABLE LAWS.

         Except as set forth in Schedule 2.14 attached hereto, the business of ePhone has not been, and is not being, conducted in violation of any Applicable Law, except for possible violations which individually or in the aggregate have not had and are not reasonably likely to have a Material Adverse Effect. No investigation or review by any governmental entity with respect to ePhone is pending or, to the Knowledge of ePhone, threatened, nor has any governmental entity indicated an intention to conduct the same, except for investigations or reviews which individually or in the aggregate would not have, nor be reasonably likely to have, a Material Adverse Effect.

SECTION 2.15 NO UNDISCLOSED LIABILITIES.

         Except as set forth on Schedule 2.15 hereto, there are no liabilities or debts of ePhone of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability or debt.

SECTION 2.16      TAX RETURNS AND PAYMENT

         ePhone has duly and timely filed all material Tax Returns required to be filed by it and has duly and timely paid all Taxes shown thereon to be due, except as reflected in the SEC Reports and except for Taxes being contested in good faith. Except as disclosed in the SEC Reports, there is no material claim for Taxes that is a lien against the property of ePhone other than liens for Taxes not yet due and payable, none of which Taxes is material. ePhone has not received notification of any audit of any Tax Return of ePhone being conducted or pending by a Tax authority where an adverse determination could have a Material Adverse Effect, no extension or waiver of the statute of limitations on the assessment of any Taxes has been granted by ePhone which is currently in effect, and ePhone is not a party to any agreement, contract or arrangement with any Tax authority or otherwise, which may result in the payment of any material amount in excess of the amount reflected on the SEC Reports.

SECTION 2.17      TAX-FREE REORGANIZATION

         None of ePhone, Merger Sub nor any entity affiliated therewith: (i) has undertaken the obligation to investigate as to whether ePhone, Merger Sub or any entity affiliated therewith has taken or agreed to take any action that would prevent the Merger from qualifying as a reorganization within the meaning of
Section 368 of the Code; or (ii) makes any representation or warranty as to the qualification of the Merger as a reorganization within the meaning of Section 368 of the Code. Based on the foregoing, to the knowledge of ePhone and Merger Sub none of ePhone, Merger Sub nor any entity affiliated therewith has taken or agreed to take any action or is aware of any fact or circumstance that would prevent the Merger from qualifying as a reorganization within the meaning of
Section 368 of the Code.

SECTION 2.18  LABOR AND EMPLOYMENT MATTERS

         Schedule 2.18 attached hereto contains a true and complete list, by category, of all current full-time employees, current part-time employees, other employees and consultants currently employees or engaged by the ePhone who render services to ePhone as of the date hereof, including a description of any and all written contracts, written agreements, written commitments and written arrangements relating thereto, and a description of the rate and nature of all compensation payable by the ePhone to, and the amount of vacation, sick days, personal days or other leave accrued by, each such person or entity. Except as set forth on Schedule 2.18, ePhone is not a party to or bound by any collective bargaining agreement or any other agreement with a labor union, and, to the knowledge of ePhone, there has been no effort by any labor union or any other person during the twenty-four (24) months prior to the date hereof to organize any employees or consultants of ePhone who are not already members of a collective bargaining unit into one or more collective bargaining units, nor, to the knowledge of the ePhone, are any such efforts being conducted. There is no pending or, to the knowledge of ePhone, threatened labor dispute, strike or work stoppage which affects or which may affect the business of ePhone, or which may interfere with its continued operations. To the knowledge of ePhone, neither the ePhone nor any agent, representative or employee thereof has within the last twenty-four (24) months committed any unfair labor practice as defined in the National Labor Relations Act, as amended, and there is no pending or threatened charge or complaint against ePhone by or with the National Labor Relations Board or any representative thereof. There has been no strike, walkout or work stoppage involving any of the employees or consultants during the twenty-four
(24) months prior to the date hereof. ePhone has complied, in all material respects, with applicable laws, rules and regulations relating to employment, civil rights and equal employment opportunities or other employment practices, including but not limited to, the Civil Rights Act of 1964, the Fair Labor Standards Act, the Americans with Disabilities Act, as amended and the Immigration Reform and Control Act of 1986, as amended. ePhone has received no notice of any claim before any governmental body brought by or on behalf of any employee, prospective employee, former employee, retiree, labor organization or other representative of employees or any governmental body or, to the knowledge of ePhone is any such claim threatened against ePhone . ePhone is not a party to, or otherwise bound by, any order relating to its employees or employment practices. ePhone has paid in full to all of its employees all wages, salaries, commissions, bonuses, benefits and other compensation due and payable to such employees. No current or former employee of ePhone is (i) absent on a military leave of absence and/or eligible for rehire under the terms of the Uniformed Services Employment and Reemployment Rights Act, or (ii) absent on a leave of absence under the Family and Medical Leave Act.

SECTION 2.19  EMPLOYEE BENEFITS

         There is no employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), and (ii) no other benefit plan, program, contract or arrangement of any kind whatsoever, covering the employees or consultants of ePhone or which is sponsored, maintained or contributed to by ePhone or to which ePhone has an obligation to contribute (all such employee benefit plans and other benefit plans, programs, contracts or arrangements hereinafter individually and collectively called the "Employee Benefit Plan(s)"). A true, complete and correct copy of each of the Employee Benefit Plans (and all amendments thereto, whether currently effective or to become effective at a later date) have been provided to ePhone. In the case of any Employee Benefit Plan which is not in written form, a materially true, materially complete and materially correct description of such Employee Benefit Plan has been provided to ePhone. No Employee Benefit Plan is (i) subject to Section 412 of the Internal Revenue Code or Section 306 of ERISA,
(ii) a "multiemployer plan" within the meaning of Section 3(37) of ERISA, or
(iii) a single employer plan (within the meaning of Section 4001(a)(15) of ERISA) which has two or more contributing sponsors at least two of whom are not under common control. Any and all amounts which ePhone is required to pay as contributions or otherwise, or with respect to the Employee Benefit Plans have been timely paid.

SECTION 2.20  FULL DISCLOSURE.

         The SEC Reports and the representations and warranties of ePhone contained in this Article II of this Agreement do not contain or will not contain, any untrue statement of a material fact, or omit to state a material fact required to be stated herein or therein or necessary to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading.

                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF CHAMPION

         Except as set forth in the schedules to this Agreement, disclosure in any one of which shall apply to any and all representations and warranties made in this Agreement, and except as otherwise disclosed in writing to ePhone and Merger Sub, Champion hereby represents and warrants to ePhone and Merger Sub, as of the date of this Agreement and as of the Effective Time, as follows:

SECTION 3.01  ORGANIZATION, STANDING AND POWER.

         Champion is a privately held corporation duly organized under the laws of the State of Delaware, and has full corporate power and authority to conduct its business as presently conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. Champion is duly qualified to do business as a foreign corporation doing business in each state or other jurisdiction in which it owns or leases real property and where the failure to be so qualified and in good standing would have a Material Adverse Effect. Other than as provided in Section 3.04 below, Champion does not have any ownership interest in any corporation, partnership (general or limited), limited liability company or other entity, whether foreign or domestic (collectively such ownership interests including capital stock).

SECTION 3.02  CAPITALIZATION.

         There are 1,000 Champion Shares authorized, consisting of 1,000 shares of common stock (the "Champion Common Shares"), no par value per share, and zero shares of preferred stock. As of the date of this Agreement, there were 100 issued and outstanding Champion Common Shares. Except as disclosed on Schedule
3.02 (a) hereto, no Champion Shares have been reserved for issuance to any Person, and there are no other outstanding rights, warrants, options or agreements for the purchase of Champion Shares except as provided in this Agreement. Except as disclosed on Schedule 3.02(b) hereto, no Person is entitled to any rights with respect to the conversion, exchange or delivery of the Champion Shares. The Champion Shares have been issued in compliance with all Applicable Law.

SECTION 3.03  AUTHORITY FOR AGREEMENT.

         The execution, delivery and performance of this Agreement by Champion has been duly authorized by all necessary corporate action, and this Agreement constitutes the valid and binding obligation of Champion, enforceable against it in accordance with its terms, except as enforceability may be affected by bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors' rights. The execution and consummation of the transactions contemplated by this Agreement and compliance with its provisions by Champion will not violate any provision of Applicable Law and will not conflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, any of their respective certificates of incorporation or bylaws, or, in any material respect, any indenture, lease, loan agreement or other agreement instrument to which Champion is a party or by which it or any of its properties are bound, or any decree, judgment, order, statute, rule or regulation applicable to Champion, except to the extent that any breach or violation of any of the foregoing would not constitute or result in a Material Adverse Effect.

SECTION 3.04 SUBSIDIARIES

         Except as disclosed on Schedule 3.04 hereof, Champion has no subsidiaries.

SECTION 3.05      CHAMPION AGREEMENTS

         Except as provided on Schedule 3.05 hereof, Champion is not a party to any material agreements.

SECTION 3.06      FINANCIAL STATEMENTS.

         (i) Champion has made available to ePhone copies of its audited consolidated financial statements for the year ended December 31, 2002 (Champion Financial Statements"). The Champion Financial Statements: (a) were prepared in compliance with the requirements of the Securities Act or the Exchange Act, as the case may be, and (b) did not at the time they were prepared contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (ii) Each set of consolidated financial statements (including, in each case, any related notes thereto) contained in the Champion Financial Statements was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto). Such financial statements fairly present, or will fairly present, the consolidated financial position of Champion as at the dates thereof and the consolidated results of their operations and their consolidated cash flows for the periods then ended, subject, in the case of unaudited interim financial statements, to normal, recurring year-end audit adjustments.

         (iii) To the Knowledge of Champion, except as disclosed in the consolidated financial statements contained in the Champion Financial Statements or on Schedule 3.06 hereof, there has been no material change in the financial condition, operations or business of Champion since December 31, 2002.

         (iv) Except as otherwise disclosed in the consolidated financial statements contained in the Champion Financial Statements, Champion does not have any material liabilities.

SECTION 3.07  ABSENCE OF CERTAIN CHANGES OR EVENTS.  Except as set forth on
Schedule 3.07, since December 31, 2002:

         (a) there has not been (i) any material adverse change in the business, operations, properties, assets, or condition of Champion or (ii) any damage, destruction, or loss to Champion (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of Champion;

         (b) Champion has not (i) amended its articles of organization or operating agreement; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any outstanding Capital Stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of Champion;
(iv) made any material change in its method of management, operation, or accounting; (v) entered into any other material transaction; (vi) made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or any of its employees whose monthly compensation exceeds $5,000; or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

         (c) Champion has not (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business;
(ii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent Champion balance sheet, and current liabilities incurred since that date in the ordinary course of business; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $50,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than $50,000);
(iv) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Champion; or (v) issued, delivered, or agreed to issue or deliver any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and

         (d) to the best knowledge of Champion, Champion has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets, or condition of Champion.

SECTION 3.08  GOVERNMENTAL CONSENT

         No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or other foreign governmental authority, instrumentality, agency or commission or any third party, including a party to any agreement with Champion, is required by or with respect to Champion in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under (i) applicable securities laws, or (ii) the GCL.

SECTION 3.09 ASSETS; ENCUMBRANCES

         Except as set forth on Schedule 3.09(a), Champion has good and valid title to all of its assets. Champion's assets comprise all of the business, properties, assets (however, employees, to the extent that they could be considered assets, are not included as assets in this Section) and goodwill employed by Champion and its affiliates in connection with its business.

         Except as set forth on Schedule 3.09(b), all assets (excluding assets that are described in Section 3.09 as leased assets or assets owned by third parties) are owned by Champion free and clear of all title defects or objections, liens, claims, charges, rights of others, security interests or other encumbrances of any nature whatsoever, including without limitation, any leases, escrows, options, security or other deposits, rights of redemption, chattel mortgages, conditional sales contracts, liens, collateral security arrangements and other title or interest retention arrangements, except for liens for current taxes not yet due.

SECTION 3.10  TITLE AND RELATED MATTERS.

         Champion has good and marketable title to all of its properties, inventory, interests in properties, and assets, real and personal, which are reflected in the most recent balance sheet included in the Champion Financial Statements or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business). Champion owns, free and clear of any liens, mortgages, security interests, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever ("Liens"), any and all of its assets. Champion has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, tradenames, or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would have a materially adverse effect on the business, operations, financial condition, income, or business prospects of Champion or any portion of its properties, assets, or rights.

SECTION 3.11  INTELLECTUAL PROPERTY AND INTANGIBLE ASSETS.

         Except as set forth on schedule 3.11, to the knowledge of Champion, Champion has full legal right, title and interest in and to all of the intellectual property utilized in the operation of its business. No rights of any other person are violated by the use by Champion of the intellectual property. None of the intellectual property has ever been declared invalid or unenforceable, or is the subject of any pending or, to the knowledge of Champion, threatened action for opposition, cancellation, declaration, infringement, or invalidity, unenforceability or misappropriation or like claim, action or proceeding.

SECTION 3.12      LITIGATION

         Except as disclosed on Schedule 3.12 hereof, there is no action, suit, investigation, audit or proceeding pending against, or to the best knowledge of Champion threatened against or affecting, Champion or any of its assets or properties before any court or arbitrator or any governmental body, agency or official.

SECTION 3.13      INTERESTED PARTY TRANSACTIONS

         Except as set forth in Schedule 3.13 (a) attached hereto, Champion is not indebted to any officer or director of Champion (except for compensation and reimbursement of expenses incurred in the ordinary course of business), and no such person is indebted to Champion, except as disclosed on Schedule 3.13 (b) hereof or in the Champion Financial Statements.

SECTION 3.14  COMPLIANCE WITH APPLICABLE LAWS.

         Except as set forth in Schedule 3.14 attached hereto, the business of Champion has not been, and is not being, conducted in violation of any Applicable Law, except for possible violations which individually or in the aggregate have not had and are not reasonably likely to have a Material Adverse Effect. No investigation or review by any governmental entity with respect to Champion is pending or, to the Knowledge of Champion, threatened, nor has any governmental entity indicated an intention to conduct the same, except for investigations or reviews which individually or in the aggregate would not have, nor be reasonably likely to have, a Material Adverse Effect.

SECTION 3.15 NO UNDISCLOSED LIABILITIES.

         Except as set forth on Schedule 3.15 hereto, there are no liabilities or debts of Champion of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability or debt.

SECTION 3.16      TAX RETURNS AND PAYMENT

         Champion has duly and timely filed all material Tax Returns required to be filed by it and has duly and timely paid all Taxes shown thereon to be due, except as reflected in the Champion Financial Statements and except for Taxes being contested in good faith. Except as disclosed in the Champion Financial Statements, there is no material claim for Taxes that is a lien against the property of Champion other than liens for Taxes not yet due and payable, none of which Taxes is material. Champion has not received notification of any audit of any Tax Return of Champion being conducted or pending by a Tax authority where an adverse determination could have a Material Adverse Effect, no extension or waiver of the statute of limitations on the assessment of any Taxes has been granted by Champion which is currently in effect, and Champion is not a party to any agreement, contract or arrangement with any Tax authority or otherwise, which may result in the payment of any material amount in excess of the amount reflected on the Champion Financial Statements.

SECTION 3.17        FULL DISCLOSURE.

         The Champion Financial Statements and the representations and warranties of Champion contained in this Article III of this Agreement do not contain or will not contain, any untrue statement of a material fact, or omit to state a material fact required to be stated herein or therein or necessary to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading.

SECTION 3.18      FINDERS' FEES

         Except as disclosed on Schedule 3.18 attached hereto, Champion has not incurred, nor will it incur, directly or indirectly, any liability for brokers' or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement or any transaction contemplated hereby.

                                   ARTICLE IV
                        CERTAIN COVENANTS AND AGREEMENTS

SECTION 4.01      COVENANTS OF CHAMPION

Champion covenants and agrees that, during the period from the date of this Agreement until the Closing Date, Champion shall, other than as contemplated by this Agreement or for the purposes of effecting the Exchange and Closing pursuant to this Agreement or other than to the extent no Material Adverse Effect would be incurred, conduct its business as presently operated and solely in the ordinary course, and consistent with such operation, and, in connection therewith, without the written consent of ePhone:

         (i) shall not amend its Certificate of Incorporation or Bylaws;

         (ii) shall not pay or agree to pay to any employee, officer or director compensation that is in excess of the current compensation level of such employee, officer or director other than salary increases or payments made in the ordinary course of business or as otherwise provided in any contracts or agreements with any such employees;

         (iii) shall not merge or consolidate with any other entity or acquire or agree to acquire any other entity;

         (iv) shall not sell, transfer, or otherwise dispose of any assets required for the operations of Champion's business except in the ordinary course of business consistent with past practices;

         (v) shall not create, incur, assume, or guarantee any indebtedness for money borrowed except in the ordinary course of business, or create or suffer to exist any mortgage, lien or other encumbrance on any of its assets, except those in existence on the date hereof or those granted pursuant to agreements in effect on the date of this Agreement or provided by EPhone and/or any of its affiliates;

         (vi) shall not make any capital expenditure or series of capital expenditures except in the ordinary course of business;

         (vii) shall not declare or pay any dividends on or make any distribution of any kind with respect to the Champion Shares;

         (viii) shall notify ePhone immediately in the event of any material loss or damage to any of Champion's material assets;

         (ix) shall pay premiums in respect of all present insurance coverage of the types and in the amounts as are in effect as of the date of this Agreement;

         (x) shall seek to preserve the present employees, reputation and business organization of Champion and Champion's relationship with its clients and others having business dealings with it;

         (xi) shall not issue any additional Champion Shares or take any action affecting the capitalization of Champion;

         (xii) shall use commercially reasonable efforts to comply with and not be in default or violation under any law, regulation, decree or order applicable to Champion's business, operations or assets where such violation would have a Material Adverse Effect;

         (xiii) shall not grant any severance or termination pay to any director, officer or any other employees of Champion, other than pursuant to agreements in effect on the date of this Agreement or as otherwise disclosed in the documents delivered pursuant to this Agreement;

         (xiv) shall not change any of the accounting principles or practices used by it, except as may be required as a result of a change in law or in GAAP, whether in respect of Taxes or otherwise;

         (xv) shall not terminate or waive any right of substantial value other than in the ordinary course of business; and

         (xvi) shall not enter into any material contract or commitment other than in the ordinary course of business.

SECTION 4.02      COVENANTS OF EPHONE

         (i) Directors. Upon completion of the Closing, representatives of Champion will be authorized to appoint a majority of the members of ePhone's board of directors.

         (ii) Shareholder meeting. Following the Closing, ePhone agrees to hold an annual or special meeting of shareholders for the specific purposes of (i) amending ePhone's certificate of incorporation to increase its authorized Shares from 150,000,000 to 600,000,000 and (ii) considering a reverse stock split.

         (iii) Issuance of Shares. Upon execution of this Agreement, ePhone will issue 109,523,702 Shares to the Champion Stockholders. Immediately after ePhone increases the number of authorized Shares to 600,000,000, ePhone shall issue to the Champion Stockholders that number of Shares equal to the difference between that number of Shares necessary to cause Champion to hold a minimum of 80.8% of the issued and outstanding shares of ePhone on a fully diluted basis (after ePhone authorizes an additional 450,000,000 Shares pursuant to an annual or special shareholder meeting for the specific purpose of amending ePhone's certificate of incorporation to increase the number of authorized shares to 600,000,000) and 109,523,702.

         (iv) Written Consent. Immediately following the Closing, the Champion Stockholders and Carmine Teglialatela shall execute a written consent of the shareholders of ePhone authorizing the actions described in 4.02(ii) and (iii) to be taken.

SECTION 4.03      COVENANTS OF THE PARTIES

         (i) Tax-free Reorganization. The Parties intend that the Merger qualify as a Tax-free reorganization under Sections 368(a) of the Code, as amended, and the Parties will take the position for all purposes that the Merger shall qualify as a reorganization under such Section. In addition, the Parties covenant and agree that they will not engage in any action, or fail to take any action, which action or failure to take action would reasonably be expected to cause the Merger to fail to qualify as a Tax-free "reorganization" under Section 368(a) of the Code, whether or not otherwise permitted by the provisions of this Agreement;

         (ii) Announcement. Neither Champion, on the one hand, nor ePhone on the other hand, shall issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other Party (which consent shall not be unreasonably withheld), except as may be required by applicable law or securities regulation. Notwithstanding anything in this Section 4.03 to the contrary, the Parties will, to the extent practicable, consult with each other before issuing, and provide each other the opportunity to review and comment upon, any such press release or other public statements with respect to this Agreement and the transactions contemplated hereby whether or not required by Applicable Law.

         (iii) Notification of Certain Matters. Champion shall give prompt notice to ePhone, and ePhone shall give prompt notice to Champion, of:

                  (a) The occurrence, or nonoccurrence, of any event the occurrence, or nonoccurrence, of which would be reasonably likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Effective Time; and

                  (b) Any material failure of Champion on the one hand, or ePhone, on the other hand, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder.

         (iv) Reasonable Best Efforts. Before Closing, upon the terms and subject to the conditions of this Agreement, the Parties agree to use their respective reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable (subject to applicable laws) to consummate and make effective the Merger and other transactions contemplated by this Agreement as promptly as practicable including, but not limited to:

                  (a) The preparation and filing of all forms, registrations and notices required to be filed to consummate the Merger, including without limitation, any approvals, consents, orders, exemptions or waivers by any third party or governmental entity; and

                  (b) The satisfaction of the other Party's conditions precedent to Closing.

         (v)      Access to Information

                  (a) Inspection by Champion. ePhone will make available for inspection by Champion, during normal business hours and in a manner so as not to interfere with normal business operations, all of ePhone's records (including tax records), books of account, premises, contracts and all other documents in ePhone's possession or control that are reasonably requested by Champion to inspect and examine the business and affairs of ePhone. ePhone will cause its managerial employees and regular independent accountants to be available upon reasonable advance notice to answer questions of Champion concerning the business and affairs of ePhone. Champion will treat and hold as confidential any information they receive from ePhone in the course of the reviews contemplated by this Section 4.03(v). No examination by Champion will, however, constitute a waiver or relinquishment by Champion of its rights to rely on ePhone's covenants, representations and warranties made herein or pursuant hereto.

                  (b) Inspection by EPhone. Champion will make available for inspection by ePhone, during normal business hours and in a manner so as not to interfere with normal business operations, all of Champion's records (including tax records), books of account, premises, contracts and all other documents in Champion's possession or control that are reasonably requested by ePhone to inspect and examine the business and affairs of Champion. Champion will cause its managerial employees and regular independent accountants to be available upon reasonable advance notice to answer questions of ePhone concerning the business and affairs of Champion. ePhone will treat and hold as confidential any information they receive from Champion in the course of the reviews contemplated by this Section 4.03 (v). No examination by ePhone will, however, constitute a waiver or relinquishment by ePhone of its rights to rely on Champion's covenants, representations and warranties made herein or pursuant hereto.

                                    ARTICLE V
                              CONDITIONS PRECEDENT

SECTION 5.01  CONDITIONS PRECEDENT TO THE PARTIES' OBLIGATIONS.

         The obligations of the Parties as provided herein shall be subject to each of the following conditions precedent, unless waived by both ePhone and
Champion:

         (i) Consents, Approvals. The Parties shall have obtained all necessary consents and approvals of their respective boards of directors, their stockholders (including any applicable classes thereof) and all consents, approvals and authorizations required under their respective charter documents, and all material consents, including any material consents and waivers by the Parties' respective lenders and other third-parties, if necessary, to the consummation of the transactions contemplated by this Agreement.

         (ii) Absence of Certain Litigation. No action or proceeding shall be threatened or pending before any governmental entity or authority which, in the reasonable opinion of counsel for the Parties, is likely to result in a restraint, prohibition or the obtaining of damages or other relief in connection with this Agreement or the consummation of the Merger.

         (iii) Absence of Trading in ePhone's Securities. No executive officer, director, or principal shareholder of either ePhone or Champion shall have effected any transactions with respect to the securities of ePhone from the date hereof through and including the completion of the Merger.

         (iv) Lease Agreement. The Parties shall have executed and delivered a mutually satisfactory lease agreement between ePhone and JJTM, Inc., an affiliate of Champion, for JJTM's Oxford, CT facilities ("JJTM Facilities") for a period of ten (10) years at fair market value, with an option for ten (10) additional years, including ePhone's right of first refusal to purchase the JJTM Facilities.

         (v) Security Agreement. ePhone and Champion shall (i) enter into a Security Agreement with Champion Holding, Inc., a Delaware corporation, granting a security interest in all of the assets of Champion to Champion Holding, Inc., in order to secure the $380,000 loan from Champion Holding, Inc., which loan is evidenced by a book entry on the books of Champion Teleport, Inc., and (ii) deliver such Security Agreement to Champion Holding, Inc.

SECTION 5.02      CONDITIONS PRECEDENT TO THE OBLIGATIONS OF EPHONE

         The obligations of ePhone as provided herein shall be subject to each of the following conditions precedent, unless waived by ePhone:

         (i) Consents And Approvals. Champion shall have obtained all material consents, including any material consents and waivers by Champion's lenders and other third-parties, if necessary, to the consummation of the transactions contemplated by this Agreement.

         (ii) Representations and Warranties. The representations and warranties by Champion in Article III herein shall be true and accurate in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made at and as of the Closing Date, except to the extent that any changes therein are specifically contemplated by this Agreement or the same shall not have a Material Adverse Effect.

         (iii) Performance. Champion shall have performed and complied in all material respects with all agreements to be performed or complied with by it pursuant to this Agreement prior at or prior to the Closing or the same shall not have a Material Adverse Effect.

         (iv) Proceedings and Documents. All corporate, company and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to ePhone and its counsel, and ePhone and its counsel shall have received all such counterpart originals (or certified or other copies) of such documents as they may reasonably request.

         (v) Certificate of Good Standing. Champion shall have delivered to ePhone a certificate as to the good standing of Champion certified by the Secretary of State of the State of Delaware prior to the Closing Date.

         (vi) Material Changes. Except as contemplated by this Agreement, since the date hereof, Champion shall not have suffered a Material Adverse Effect.

         (vii) Fairness Opinion. ePhone's board of directors shall have received from a reputable investment banking firm (the "ePhone Financial Advisor") a duly executed Fairness Opinion (the "ePhone Fairness Opinion") in form and content reasonably acceptable to the board of directors of ePhone to the effect that, after review of the businesses, valuation of the Champion telecommunications equipment, financial condition, assets, liabilities and prospects of Champion and the terms and conditions of the proposed Merger as to the ePhone Financial Advisor, the terms and conditions of the Merger are fair from a financial point of view to the stockholders of ePhone.

         (viii) Due Diligence. ePhone shall have completed to its own satisfaction due diligence in relation to Champion.

SECTION 5.03      CONDITIONS PRECEDENT TO THE OBLIGATIONS OF CHAMPION

         The obligation of Champion on the Closing Date as provided herein shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions precedent, unless waived by Champion:

         (i) Employment Agreements. ePhone covenants and agrees that ePhone shall seek, in good faith, to enter into employment agreements with those individuals listed on Schedule 5.03 attached hereto, on terms and in a form which will be satisfactory to ePhone and such individuals. Additionally, ePhone shall seek, in good faith, to enter into employment agreements with Mahmoud Wahba, James Wahba and John Wahba, key employees of Champion, upon such terms and conditions as shall be acceptable to ePhone and such individuals.

         (ii) Consents And Approvals. ePhone shall have obtained all material consents, including any material consents and waivers of its respective lenders and other third-parties, if necessary, to the consummation of the transactions contemplated by this Agreement.

         (iii) Representations And Warranties. The representations and warranties by ePhone in Article II herein shall be true and accurate in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made at and as of the Closing Date, except to the extent that any changes therein are specifically contemplated by this Agreement or the same shall not have a Material Adverse Effect.

         (iv) Performance. ePhone shall have performed and complied in all material respects with all agreements to be performed or complied with by it pursuant to this Agreement prior to or at the Closing or the same shall not have a Material Adverse Effect.

         (v) Proceedings And Documents. All corporate, company and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Champion and its counsel, and Champion and its counsel shall have received all such counterpart originals (or certified or other copies) of such documents as they may reasonably request.

         (vi) Certificate of Good Standing. ePhone shall have delivered to Champion a certificate as to the good standing of ePhone certified by the Secretary of State of the State of Florida prior to the Closing Date.

         (vii) Material Changes. Except as contemplated by this Agreement, since the date hereof, ePhone shall not have suffered a Material Adverse Effect.

         (viii) Due Diligence. Champion shall have completed to its own satisfaction due diligence in relation to ePhone.

                                   ARTICLE VI
                TERMINATION, BREAK-UP FEES, AMENDMENT AND WAIVER

SECTION 6.01  TERMINATION.

         This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by:

         (i) The mutual written consent of the Boards of Directors of the Parties;

         (ii) Either ePhone, on the one hand, or Champion, on the other hand, if any governmental entity or court of competent jurisdiction shall have issued an order, decree or ruling or taken any other action (which order, decree, ruling or other action the Parties shall use their commercially reasonable best efforts to lift), which restrains, enjoins or otherwise prohibits the Merger or the issuance of the Merger Shares pursuant to the Merger and such order, decree, ruling or other action shall have become final and non-appealable;

         (iii) ePhone, if Champion shall have breached in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, and the breach cannot be or has not been cured within 15 calendar days after the giving of written notice by ePhone to Champion;

         (iv) Champion, if ePhone shall have breached in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, and the breach cannot be or has not been cured within 15 calendar days after the giving of written notice by Champion to ePhone; or

         (v) Without any action on the part of the Parties if required by Applicable Law.

SECTION 6.02  EFFECT OF TERMINATION.

         If this Agreement is terminated as provided in Section 6.01, written notice of such termination shall be given by the terminating Party to the other Party specifying the provision of this Agreement pursuant to which such termination is made, this Agreement shall become null and void and there shall be no liability on the part of ePhone or Champion, provided, that nothing in this Agreement shall relieve any Party from any liability or obligation with respect to any willful breach of this Agreement and provided, further, that termination shall not affect accrued rights or liabilities of any party.

                                   ARTICLE VII
                                 CONFIDENTIALITY

SECTION 7.01      CONFIDENTIALITY

         ePhone, on the one hand, and Champion, on the other hand, will keep confidential all information and documents obtained from the other, including but not limited to any information or documents provided pursuant to Section
4.03 hereof, which are designated by such Party as confidential (except for any information disclosed to the public pursuant to a press release authorized by the Parties) and in the event the Closing does not occur or this Agreement is terminated for any reason, will promptly return such documents and all copies of such documents and all notes and other evidence thereof, including material stored on a computer, and will not use such information for its own advantage, except to the extent that (i) the information must be disclosed by law, (ii) the information becomes publicly available by reason other than disclosure by the Party subject to the confidentiality obligation, (iii) the information is independently developed without use of or reference to the other Party's confidential information, (iv) the information is obtained from another source not obligated to keep such information confidential, or (v) the information is already publicly known or known to the receiving Party when disclosed as demonstrated by written documentation in the possession of such Party at such time. Notwithstanding anything herein to the contrary, except as reasonably necessary to comply with applicable securities laws, the Parties may disclose to any and all persons, without limitation of any kind, the tax treatment (as defined in Treas. Reg. ss. 1.6011-4) and tax structure (as defined in Treas. Reg. ss. 1.6011-4) of the transactions contemplated hereby and all materials of any kind that are or have been provided to any Party relating to such tax treatment or tax structure, provided that in the case of any materials that contain information other than the tax treatment or tax structure of the transactions contemplated hereby (including, but not limited to, any information relating to the identity of any party to the transactions contemplated hereby), this sentence shall apply to such materials only to the extent that such materials contain the tax treatment or tax structure of the transactions contemplated hereby and the applicable Party shall take all action necessary to prevent the disclosure of such other information as otherwise provided herein.

                                  ARTICLE VIII
                                 INDEMNIFICATION

SECTION 8.01      INDEMNIFICATION BY EPHONE

         ePhone shall indemnify, defend and hold harmless each of Champion, any subsidiary or affiliated thereof and each person who is now, or has been at any time prior to the date hereof or who becomes prior to the Closing, an officer, director or partner of Champion, any subsidiary or affiliated thereof or an employee of Champion, any subsidiary or affiliated thereof and their respective heirs, legal representatives, successors and assigns (the "Champion Indemnified Parties") against all losses, claims, damages, costs, expenses (including attorneys' fees), liabilities or judgments or amounts that are paid in settlement of or in connection with any threatened or actual claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of (i) any breach of this Agreement by ePhone or any subsidiary or affiliated thereof, including but not limited to failure of any representation or warranty to be true and correct at or before the Closing, or
(ii) any act, omission or conduct of any officer, director or agent of ePhone or any subsidiary or affiliated thereof prior to the Closing, whether asserted or claimed prior to, at or after, the Closing, or (iii) relating to the consummation of the transactions contemplated herein, and any action taken in connection therewith ("Champion Indemnified Liabilities"). Any Champion Indemnified Party wishing to claim indemnification under this Section 8.01, upon learning of any such claim, action, suit, proceeding or investigation, shall notify ePhone, but the failure so to notify shall not relieve ePhone from any liability that it may have under this Section 8.01, except to the extent that such failure would materially prejudice ePhone.

SECTION 8.02      INDEMNIFICATION BY CHAMPION

         Champion shall indemnify, defend and hold harmless each of ePhone, any subsidiary or affiliate thereof and each person who is now, or has been at any time prior to the date hereof or who becomes prior to the Closing, an officer, director or partner of ePhone, any subsidiary or affiliate thereof or an employee of ePhone, any subsidiary or affiliate thereof and their respective heirs, legal representatives, successors and assigns (the "ePhone Indemnified Parties") against all losses, claims, damages, costs, expenses (including attorneys' fees), liabilities or judgments or amounts that are paid in settlement of or in connection with any threatened or actual claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of (i) any breach of this Agreement by Champion or any subsidiary or affiliate thereof, including but not limited to failure of any representation or warranty to be true and correct at or before the Closing, or
(ii) any act, omission or conduct of any officer, director or agent of Champion or any subsidiary or affiliate thereof prior to the Closing, whether asserted or claimed prior to, at or after, the Closing, or (iii) relating to the consummation of the transactions contemplated herein, and any action taken in connection therewith ("ePhone Indemnified Liabilities"). Any ePhone Indemnified Party wishing to claim indemnification under this Section 8.02, upon learning of any such claim, action, suit, proceeding or investigation, shall notify Champion, but the failure so to notify shall not relieve Champion from any liability that it may have under this Section 8.02, except to the extent that such failure would materially prejudice Champion.

SECTION 8.03      INDEMNIFICATION OF EXCHANGE AGENT

         (i) ePhone, Champion and Merger Sub (for the purposes of this Section 8.03, the "Indemnitors") agree to indemnify the Exchange Agent and its partners, officers, directors, employees and agents (collectively, the "Indemnitees") against, and hold them harmless of and from, any and all loss, liability, cost, damage and expense, including without limitation, reasonable counsel fees, which the Indemnitees may suffer or incur by reason of any action, claim or proceeding brought against the Indemnitees arising out of or relating in any way to the Exchange Agent's service in such capacity, unless such action, claim or proceeding is the result of the willful misconduct or gross negligence of the Indemnitees.

         (ii) If the indemnification provided for in Section 8.03(i) is applicable, but for any reason is held to be unavailable, the Indemnitors shall contribute such amounts as are just and equitable to pay, or to reimburse the Indemnitees for, the aggregate of any and all losses, liabilities, costs, damages and expenses, including counsel fees, actually incurred by the Indemnitees as a result of or in connection with, and any amount paid in settlement of, any action, claim or proceeding arising out of or relating in any way to any actions or omissions of the Indemnitors.

SECTION 8.04      SURVIVAL OF INDEMNIFICATION

         All rights to indemnification under this Article 8 shall survive the consummation of the Merger and the termination of this Agreement. The provisions of this Article 8 are intended to be for the benefit of, and shall be enforceable by, each ePhone Indemnified Party, each Champion Indemnified Party, and his or her heirs and representatives and the Exchange Agent. No Party shall enter into any settlement regarding the foregoing without prior approval of the Champion Indemnified Party or the ePhone Indemnified Party, as the case may be or, if related in any way to the duties of the Exchange Agent hereunder, the Exchange Agent.

                                   ARTICLE IX
                                  MISCELLANEOUS

SECTION 9.01  NON-SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except as set forth in Article VIII. All such representations and warranties will be extinguished on consummation of the Merger and none of the Parties nor any of their officers, directors, members, employees or stockholders shall be under any liability whatsoever with respect to any such representation or warranty after such time. This Section 9.01 shall not limit any covenant or agreement of the Parties which by its terms contemplates performance after the Effective Time.

SECTION 9.02  EXPENSES.

         Except as contemplated by this Agreement, all costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated by this Agreement shall be paid by the Party incurring such expenses.

SECTION 9.03  APPLICABLE LAW.

         Except to the extent that the law of the State of Delaware is mandatorily applicable to the Merger (which shall be governed by the GCL), this Agreement shall be governed by the laws of the State of New York as applied to agreements entered into and to be performed in such state.

SECTION 9.04  NOTICES.

         All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given or made as follows:

         (i) If sent by registered or certified mail in the United States, return receipt requested, upon receipt;

         (ii) If sent by reputable overnight air courier (such as Federal Express), 2 business days after being sent;

         (iii) If sent by facsimile transmission, with a copy mailed on the same day in the manner provided in clauses (i) or (ii) above, when transmitted and receipt is confirmed by telephone; or

         (iv) If otherwise actually personally delivered, when delivered.

         All notices and other communications under this Agreement shall be sent or delivered as follows:

         If to Champion, to:

                  Champion Teleport, Inc.
                  88 South Water Street
                  Greenwich, CT 06830
                  Attention: Mr. Mahmoud Wahba

                  TelePhone:
                  Telecopy:

         with a copy to (which shall not constitute notice):

                  Jackson Walker, LLP
                  901 Main Street, Suite 6000
                  Dallas, TX 75202
                  Attention: George Diamond, Esq.

                  TelePhone:  (214) 953-6000
                  Telecopy: (214) 953-5822

         If to EPhone, to:

                  ePhone Telecom, Inc.
                  1145 Herndon Parkway
                  Herndon, Virginia 20170
                  Attention: Carmine Taglialatela, Jr., CEO

                  TelePhone:        (703) 787-7000
                  Fax:              (703)

         with a copy to (which shall not constitute notice):

                  Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP
                  101 East 52nd Street
                  New York, NY 10022
                  Attention:        Jay M.  Kaplowitz, Esq.

                  TelePhone:        (212) 752-9700
                  Facsimile:        (212) 980-5192

         Each Party may change its address by written notice in accordance with this Section.

SECTION 9.05  ENTIRE AGREEMENT.

         This Agreement (including the documents and instruments referred to in this Agreement) contains the entire understanding of the Parties with respect to the subject matter contained in this Agreement, and supersedes and cancels all prior agreements, negotiations, correspondence, undertakings and communications of the Parties, oral or written, respecting such subject matter.

SECTION 9.06  ASSIGNMENT.

         Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the Parties (whether by operation of law or otherwise) without the prior written consent of the other Parties; provided that in no event may the right to indemnification provided by
Article VIII hereto be assigned by any of the Parties, with or without consent, except by operation of law. Subject to the immediately foregoing sentence of this Section 9.06, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the Parties and their respective successors and assigns.

SECTION 9.07  HEADINGS; REFERENCES.

         The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to "Articles" or "Sections" shall be deemed to be references to Articles or Sections of this Agreement unless otherwise indicated.

SECTION 9.08  COUNTERPARTS.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which shall be considered one and the same agreement.

SECTION 9.09  NO THIRD PARTY BENEFICIARIES.

         Except as expressly provided by this Agreement, nothing herein is intended to confer upon any person or entity not a Party to this Agreement any rights or remedies under or by reason of this Agreement.

SECTION 9.10  SEVERABILITY; ENFORCEMENT.

         Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provisions shall be interpreted to be only so broad as is enforceable.

SECTION 9.11  RULES OF CONSTRUCTION.

         The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

SECTION 9.12  EXHIBITS.

         All of the exhibits to this Agreement are hereby incorporated in this Agreement and shall be deemed and construed to be a part of this Agreement for all purposes.

SECTION 9.13  INTERPRETATION.

         The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                       [SIGNATURES ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

EPHONE TELECOM, INC.

By:      /s/ Carmine Taglialatela
Name:    Carmine Taglialatela
Title:   Chief Executive Officer

EPHONE MERGER CORP.

By:      /s/ Carmine Taglialatela
Name:    Carmine Taglialatela
Title:   President

CHAMPION TELEPORT, INC.

By:      /s/ Mahmoud Wahba
Name:        Mahmoud Wahba
Title:      President

EXHIBIT A

                              CERTIFICATE OF MERGER

                                       of

                            CHAMPION TELEPORT, INC.,
                            (a Delaware corporation)

                                  WITH AND INTO

                               EPHONE MERGER CORP
                            (a Delaware corporation)

                        (UNDER SECTION 251 OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE)

         EPHONE MERGER CORP., a Delaware corporation, hereby certifies that:

1. The name and state of incorporation of each of the constituent entities is:

         (i) EPHONE MERGER CORP., a Delaware corporation ("EPHONE"); and

         (ii) CHAMPION TELEPORT, INC., a Delaware corporation ("CHAMPION").

2. An Agreement and Plan of Merger was duly approved, adopted, certified, executed and acknowledged by EPHONE, CHAMPION, ePhone Telecom, Inc., the parent company of which EPHONE is a wholly-owned subsidiary, in accordance with the provisions of Section 251 of the General Corporation Law of the State of Delaware, to wit, by EPHONE and by CHAMPION.

3. The name of the surviving corporation in the merger is EPHONE MERGER CORP., which will continue its existence as said surviving corporation upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

4. The Certificate of Incorporation as currently in effect of EPHONE shall subsequent to the merger be the Certificate of Incorporation of EPHONE, as the surviving corporation, unless and until duly amended in accordance with the provisions hereof and applicable law.

5. The executed Agreement and Plan of Merger is on file at the principal place of business of EPHONE, located at 66 Hawley Road, Oxford, Connecticut 06478.

6. A copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request, and without cost, to any stockholder of each of the constituent corporations in the merger.

IN WITNESS WHEREOF, the duly authorized officer of EPHONE is executing the Certificate of Merger on the 5th day of August, 2003.

                          EPHONE MERGER CORP.
                          a Delaware corporation

                          By: /s/ Carmine Taglialatela
                              -------------------------
                          Name: Carmine Taglialatela
                          Title: President